Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement (Form S-8) pertaining to the 1994 Stock Option Plan of Kenneth Cole Productions, Inc. of our report dated February 25, 1997, with respect to the consolidated financial statements of Kenneth Cole Productions, Inc., included its Annual Report (Form 10-K) for the year ended December 31, 1996.




                                              ERNST & YOUNG LLP




New York, New York
March 27, 1997